UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2007

First Bancorp of Indiana, Inc.
(Exact name of registrant as specified in its charter)

Indiana	0-29814	35-2061832
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5001 Davis Lant Drive, Evansville, Indiana 47715
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code): (812) 492-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 7, 2007, First Bancorp of Indiana, Inc. issued a press release to announce that its annual meeting of stockholders will be held on November 21, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

d.    Exhibits

Exhibit Number	Description
99.1	Press release dated September 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp of Indiana, Inc.

Dated: September 10, 2007	By:	/s/ Michael H. Head
Michael H. Head
President and Chief Executive Officer (principal executive officer)